EXHIBIT 24

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ John Seely Brown

John Seely Brown

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Robert F. Cummings, Jr.

Robert F. Cummings, Jr.

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ James B. Flaws

James B. Flaws

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Gordon Gund

Gordon Gund

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ James R. Houghton

James R. Houghton

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 10th day of February, 2009.

/s/ James J. O’Connor

James J. O’Connor

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Kurt M. Landgraf

Kurt M. Landgraf

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Deborah D. Rieman

Deborah D. Rieman

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ H. Onno Ruding

H. Onno Ruding

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ William D. Smithburg

William D. Smithburg

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Hansel E. Tookes, II

Hansel E. Tookes II

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Peter F. Volanakis

Peter F. Volanakis

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 4th day of February, 2009.

/s/ Wendell P. Weeks

Wendell P. Weeks

CORNING INCORPORATED

POWER OF ATTORNEY

KNOW ALL BY THESE PRESENTS, that the undersigned director and/or officer of Corning Incorporated, a New York corporation (the “Corporation”), does hereby make, constitute and appoint Katherine A. Asbeck, James B. Flaws, Vincent P. Hatton and R. Tony Tripeny and each or any one of them, the undersigned’s true and lawful attorneys-in-fact, with power of substitution, for the undersigned and in the undersigned’s name, place and stead, to sign and affix the undersigned’s name as director and/or officer of the Corporation to (1) a Form 10-K, Annual Report, pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”), for the fiscal year ended December 31, 2008, or other applicable form, including any and all exhibits, schedules, amendments, supplements and supporting documents thereto, to be filed by the Corporation with the Securities and Exchange Commission (the “SEC”), as required under the 1934 Act; (2) one or more Registration Statements, on Form S-8, or other applicable forms, and all amendments, including post-effective amendments, thereto, to be filed by the Corporation with the SEC in connection with the registration under the Securities Act of 1933, as amended (the “1933 Act”), of securities of the Corporation, and to file the same, with all exhibits thereto and other supporting documents, with the SEC; and (3) one or more Registration Statements on Form S-3, or other applicable forms, establishing a universal shelf under Rule 415 of the 1933 Act, and any and all amendments or supplements thereto (including post-effective amendments), or any Registration Statements relating to the same offering of securities that are filed pursuant to Rule 462(b) of the 1933 Act, and to file the same, with all exhibits thereto and other supporting documents, with the SEC.

IN WITNESS WHEREOF, the undersigned has subscribed these presents this 23rd day of January, 2009.

/s/ Mark S. Wrighton

Mark S. Wrighton

199